                                                                    Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED BY SCOPE METALS TRADING & TECHNICAL SERVICES
LIMITED

Execution Copy

                              Understanding Between
                     Israel Aircraft Industries Ltd. ("IAI")
                                       And
          Scope - Metal Trading & Technical Services Ltd. ("SUPPLIER")

1.   All terms used herein and not defined herein shall have the meaning set forth in the Material Supply Agreement dates as of July 7, 2004 between IAI and Supplier (the "AGREEMENT"). This document is referred to as the
     "PRINCIPLES".

2.   Contractual Documentation

          a.   The sole contractual documentation between the Parties consists of the following (the "DOCUMENTATION"):

                    i.   The Agreement;

                    ii   Minutes of Meeting dated December 6, 2004 relating to
                         the meetings held on October 27, 2004 and December 2,
                         2004 (reference number 9600.100.01.224A);and

                    iii. These Principles.

          b.   All RFP's, proposals, forecast, prior negotiations and other documentation with respect to the Documentation and the subject matter hereof are null and void and are superseded by the
               Documentation. There are no oral understandings between the
               Parties.

          c.   Notwithstanding the foregoing, the following are not included within the understandings and agreement covered these Principles
               (i.e.; the following amounts are not included in the 2006
               Aluminum Plates (defined in Section 4 below) or the ++ Aluminum
               Plates (defined in Section 4 below)):

IAI DIVISION             AMOUNT (TONS)   YEAR(S)   DOCUMENT
------------             -------------   -------   --------
++                             ++          2005
++                             ++          2005
++                             ++          2006

3.   All of the terms and conditions of the Documentation shall continue in full force in effect except as modified hereby.

4.   Supplier hereby allocates to IAI ++ tons of Aluminum Plates (defined below)
     for IAI's use for calendar year 2006 (such ++ tons referred to herein as the "2006 ALUMINUM PLATES"). Supplier also hereby allocates to IAI ++ tons of Aluminum Plates that is Alloy ++ for IAI's use for the thirteen month period starting with January 1, 2006 and ending on January 31, 2007 (such time period referred to herein as the "++ TIME PERIOD") (such ++ tons referred to herein as the "++ ALUMINUM PLATES").

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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          a.   In order to assist Supplier with its obligations under the
               Documentation, including, without limitation, Section 4.8 of the
               Agreement and without derogating from Supplier's obligations thereunder, IAI shall submit forecasts to Supplier six (6) months in advance. Such forecasts shall also include Aluminum Plates of
               Alloy ++. Supplier commits to fulfill IAI's needs as set forth in the forecasts submitted by IAI and as such forecasts may be updated by IAI. For the sake of clarity, such forecasts may be updated by IAI from time to time.

          b.   The amount of the 2006 Aluminum Plates and ++ Aluminum Plates allocated to IAI pursuant to this Section 4 is the net amount that is actually to be delivered to IAI (after cutting, etc.). It does not include any amounts left over after cutting and that are otherwise not actually delivered to IAI ("UNDELIVERED MATERIAL").

          c.   For the purpose of these Principles, "ALUMINUM PLATES" are aluminum plates of the 2xxx family and 7xxx family that are listed in Exhibit 1 to the Agreement, as such Exhibit may be updated from time to time. For the sake of clarity, for the purposes of these Principles, Aluminum Plates does not include aluminum plates from the 5xxx family or 6xxx family.

                    i.   Notwithstanding the foregoing and for the sake of
                         clarity, 2006 Aluminum Plates include only standard
                         Aluminum Plates and does not include any Non-Standard
                         Aluminum Plates. "NON-STANDARD ALUMINUM PLATES" are
                         Aluminum Plates that

                              A.   manufacturers sell only to OEM's; and/or

                              B.   have non-standard size, shape and/or other
                                   dimension; and/or

                              C.   are special aluminum plates or involve
                                   special technology.

          d.   For the purpose of these Principles, "++ ALUMINUM PLATES" are aluminum plates of the ++ Alloy that have been cut to shape as per IAI drawings and/or instructions. The ++ Aluminum Plates are intended for the production of wing skins to be supplied by
               Supplier directly to IAI's subcontractors. For the sake of clarity, ++ Aluminum Plates are the plates after they have been cut to shape and do not include any of the aluminum plate that remains after the plate has been cut to shape (such remains referred to herein as the "++ AP RESIDUE").

          e.   For the sake of clarity, these Principles apply only to Aluminum
               Plates and do not address any other Materials. The pricing for all other Materials (i.e., aluminum sheets, aluminum bars, stainless steel plates, stainless steel sheets, stainless steel bars, low alloy steel, colored metals and aluminum plates that are not from the 2xxx or 7xxx family and all other materials that are now or may be in the future covered by the Agreement) are as set forth in the Agreement and Supplier reconfirms its obligation to supply IAI with all of its needs for such other Materials at the prices set forth in the Agreement without any limitation on quantity.

5.   Supplier hereby represents that:

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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          a.   Supplier has binding commitments/contracts with manufacturers and other suppliers for the 2006 Aluminum Plates and ++ Aluminum
               Plates (the "COMMITMENTS"). Such manufacturers and other
               suppliers are herein collectively referred to as the
               "MANUFACTURERS"; and

          b.   Set forth in Exhibit A hereto are the quantities that each
               Manufacturer is required to supply to Supplier under the
               Commitments for the 2006 Aluminum Plates (CIF Ashdod) and ++
               Aluminum Plates (CIF Ashdod).

     For the sake of clarity, the Commitments cover the net amounts to be actually delivered to IAI.

6.   The Commitments

          a.   Within 30 days of the date set forth at the end of these
               Principles, Supplier shall provide evidence of the Commitments to
               IAI, such evidence to be to the reasonable satisfaction of IAI.
               However, Supplier is fully responsible for the Commitments and their sufficiency and IAI's review of such evidence in no way relieves Supplier of any responsibility under the Documentation or attest to the adequacy of the Commitments.

          b.   Supplier hereby assigns to IAI the right, in the event that
               Supplier is in material default under the Documentation and is unable to deliver Aluminum Plates as required under the
               Documentation, to obtain the 2006 Aluminum Plates and/or ++
               Aluminum Plates directly from the Manufacturers at the same price and other terms as Supplier has under the Commitments. Within 30 days of the date set forth at the end of this document, Supplier shall send letters (with a copy to IAI) to the Manufacturers from whom the Commitments were obtained informing such Manufacturers that the Commitments (and the allocations related thereto) are designated for IAI. Supplier shall request such Manufacturers to confirm receipts of such letters in writing and Supplier shall provide such confirmations to IAI.

          c.   If (and only if) requested by IAI in writing, Scope shall agree
               (and hereby agrees) to allocations by ++ of portions of ++'s
               Commitments in respect of orders by IAI from ++ for Aluminum
               Plates of Alloy ++.

7.   Deliveries under these Principles shall commence January 1, 2006, irrespective of any other considerations including any lead-time that may be necessary for Supplier to comply with these Principles.

8.   Price for the first ++ tons of 2006 Aluminum Plates

     The Base Price and Service Fee for the first ++ tons of 2006 Aluminum
     Plates shall be as set forth in the Agreement. For the sake of clarity, this is for ++ tons of Aluminum Plates actually delivered to IAI and does not include any Undelivered Material.

9.   Price for the remaining ++ tons of 2006 Aluminum Plates and the ++ tons of
     ++ Aluminum Plates

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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          a.   The Price for the remaining ++ tons of 2006 Aluminum Plates shall be:

                    i.   $ ++ per pound, if "Full Service" (as set forth in
                         Section 1 to Exhibit 3 of the Agreement) is provided to
                         IAI and

                    ii.  $ ++ per pound, if "Partial Service" (as set forth in
                         Section 2 to Exhibit 3 of the Agreement) is provided to
                         IAI,

               Such Price includes the Base Price and the Service Fee and includes packaging and delivery in Israel. For the sake of clarity, this is for ++ tons of Aluminum Plates actually
               delivered to IAI and does not include any Undelivered Material.

          b.   The Price for the ++ tons of ++ Aluminum Plates shall be $ ++
               per pound. Such Price includes the Base Price and the Service
               Fee. For the sake of clarity, this is for ++ tons of ++ Aluminum
               Plates actually delivered to IAI and does not include any
               Undelivered Material. The ++ Aluminum Plates shall be delivered
               (DDP IAI's subcontractor) to ++. IAI shall try to use the ++ AP
               Residue for other projects in Israel and the price of the ++ AP
               Residue shall be $ ++ per pound. Purchases of ++ AP Residue shall not be part of the ++ tons of ++ Aluminum Plates or ++ tons of
               2006 Aluminum Plates. For the sake of clarity, IAI shall be under no obligation to purchase any of the ++ AP Residue.

10.  Subject to the remainder of this Section 10 and provided that Supplier is not in default under the Documentation and further provided that Supplier can meet the Delivery Response Time and all of the other conditions of the
     Documentation, IAI hereby commits to purchase exclusively from Supplier (i)
     the 2006 Aluminum Plates (i.e., ++ tons of Aluminum Plates) that IAI needs for calendar year 2006 and (ii) the ++ Aluminum Plates (i.e., ++ tons of
     ++ Aluminum Plates) that IAI needs for the ++ Time Period.

          a.   Notwithstanding the foregoing, IAI shall be free to purchase
               Aluminum Plates that are in excess of the 2006 Aluminum Plates
               (i.e., in excess of ++ tons of Aluminum Plates) or Aluminum
               Plates that are Alloy ++ that are in excess of ++ Aluminum Plates
               (i.e., in excess of ++ tons of Aluminum Plates that are Alloy ++)
               from any other supplier and/or manufacturer. Furthermore, IAI may purchase such excess at any time (i.e., IAI shall be permitted to order and/or purchase such excess amount even before it has ordered and/or purchased the full amount of the 2006 Aluminum
               Plates and/or ++ Aluminum Plates). Such excess may also be purchased from Supplier and Supplier shall have the same or similar opportunity as other suppliers to sell such excess to
               IAI.

          b.   IAI's commitment under this Section 10 is only for the portion of the 2006 Aluminum Plates that it actually needs and purchases for calendar year 2006 and for the portion of the ++ Aluminum Plates that it actually needs and purchases for the ++ Time Period.

          c.   Furthermore, this Section 10 does not apply to

                    i.   commitments/contracts entered into by IAI prior to the
                         date hereof;

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                    ii.  Non-Standard Aluminum Plates;

                    iii. the amounts of Aluminum Plates listed in Section 2(c)
                         above.

11.  Supplier shall deliver to IAI within the first fifteen (15) days of the month a report indicating at least the following:

          a.   the amount of Aluminum Plates and other Material delivered to IAI
               (each division of IAI and total for all of IAI) for each of the previous months during the calendar year and totals for the calendar year;

          b.   Supplier's source and quantities for the Aluminum Plates
               delivered to IAI (to be reported at least quarterly);

          c.   Intentionally Omitted;

          d.   the amount of Aluminum Plates and other Material ordered by IAI
               (including route cards submitted to Supplier by IAI) but not delivered to IAI (each division of IAI and total for all of IAI)
               for each month during the calendar year and totals for the calendar year as well as the part numbers ordered and/or route cards issued and/or purchase orders issued but whose delivery is past due (together with the anticipated delivery dates of such past due Material;

          e.   Supplier's anticipated source for the Aluminum Plates set forth in subsection (d); and

          f.   the amount of 2006 Aluminum Plates and ++ Aluminum Plates that has not yet been delivered or ordered by IAI (i.e., the unused portion of the ++ tons of 2006 Aluminum Plates (including a breakdown of the first ++ tons and the next ++ tons) and the unused portion of the ++ tons of ++ Aluminum Plates allocated to IAI pursuant to these Principles).

12.  In addition to the audit rights set forth in the Agreement, IAI and/or its authorized representative shall have the right to audit Supplier's books and records in order to verify that the source of Material is not from the
     Manufacturers and Commitments that are supporting the price set forth in
     Section 8 above (i.e., ++ and ++).

13.  The inclusion of a supplier or manufacturer on any of the Exhibits hereto does not mean that such supplier or manufacturer is an Approved Source.

          a.   It is Supplier's responsibility, at its cost, to obtain such approval from IAI for any such supplier or manufacturer that is not listed in Exhibit 9 to the Agreement.

          b.   IAI shall cooperate with and assist Supplier in obtaining such approval.

14.  Intentionally Omitted.

15.  IAI Subcontractors

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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          a.   IAI Subcontractors shall include both Israeli and non-Israeli subcontractors and suppliers performing work for IAI.

          b.   IAI and Supplier hereby acknowledge that it is IAI's intention that a portion of the 2006 Aluminum Plates and/or ++ Aluminum
               Plates will be sold by Supplier directly to IAI Subcontractors.

          c.   If (and only if) requested or approved by IAI in writing, the
               Aluminum Plates sold by Supplier to an IAI Subcontractor shall be allocated from the Commitments (i.e., Supplier shall use a portion of the Commitment for the ++ tons in order to fill such
               IAI Subcontractor's order, thereby reducing the amount of the
               Commitments/allocation available to IAI) and shall be credited towards the 2006 Aluminum Plates or ++ Aluminum Plates, as applicable, (i.e., the Aluminum Plates sold to such IAI
               Subcontractor shall be credited towards IAI's exclusivity
               obligation set forth in Section 10 and shall be considered, for the purposes of such exclusivity obligation, to have been
               purchased by IAI). Furthermore, the allocation of such purchases between the first ++ tons of 2006 Aluminum Plates and the other
               ++ tons of Aluminum Plates shall be as directed by IAI in
               writing.

          d.   Notwithstanding the foregoing, IAI shall have no liability in connection with any transactions between Supplier and IAI
               Subcontractors.

          e.   This Section is in addition to Section 6.1 of the Agreement.

16.  Invoicing and Payments

     For the sake of clarity, Section 10.1(d) of the Agreement remains in effect. Therefore, all prices, invoices and payments will be stated and paid in U.S. dollars and VAT, if applicable, will be stated and paid in New
     Israeli Shekels. Invoices that do not comply with the foregoing shall be null and void and will not be paid by IAI. The 90 days set forth in Section
     10.2 of the Agreement shall begin to run only upon IAI's receipt of an invoice that complies with the foregoing and is otherwise correct.

17.  Calendar Year 2007 and the Unused Portion of Supplier's Allocation

          a.   It is IAI's and Suppliers intention to negotiate and sign an agreement similar to these Principles for calendar year 2007 (the
               "2007 PRINCIPLES"), such negotiation and execution to be
               completed by July 2006. The 2007 Principles shall be based on the principles set forth herein and shall include the following:

                    i.   Supplier shall allocate ++ tons of Aluminum Plates to
                         IAI at the same price as set forth in Section 8 of
                         these Principles.

                    ii.  In addition to the amount set forth in subsection (i)
                         of this Section 17(a), any portion of the ++ tons of
                         Aluminum Plates allocated to IAI by Supplier under
                         these Principles (i.e., the 2006 Aluminum Plates) that
                         is unused by IAI during calendar year 2006 shall
                         continue to be allocated to IAI for calendar year 2007
                         at the same price as set forth in these Principles and
                         IAI commits to purchase such excess during 2007.

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                         iii. In addition to the amount set forth in subsections
                              (i) and (ii) of this Section 17(a), any portion of
                              the ++ tons of ++ Aluminum Plates allocated to
                              IAI by Supplier under these Principles that is
                              unused by IAI during the ++ Time Period shall
                              continue to be allocated to IAI for the remainder
                              of calendar year 2007 at the same price as set
                              forth in these Principles.

               b.   In the event that Supplier and IAI do not execute the 2007
                    Principles, (i) the provisions set forth in Section 17(a)
                    shall be effective and binding on the IAI and Supplier (ii)
                    the Agreement shall continue to apply for all amounts in
                    excess of those set forth in Section 17(a).

     18.  Except as modified by these Principles and the other Documentation, the Agreement remains in full force and effect and the provisions of the Agreement shall apply to these Principles. In the event of a conflict between these Principles and the other Documentation, these
          Principles shall govern.

IN WITNESS WHEREOF, the Supplier and IAI have executed this Understanding to be effective as of the 1st day of September 2005.

ISRAEL AIRCRAFT INDUSTRIES LTD.           SCOPE - METAL TRADING &
                                          TECHNICAL SERVICES LTD.

By /s/ ++                                 By /s/ Shmuel Shiloh
   -----------------------------------       -----------------------------------
Name: ++                                  Name: Shmuel Shiloh
Title: ++                                 Title: General Manager

Date:                                     Date:
      --------------------------------          --------------------------------

By ++                                     By /s/ Gil Haver
   -----------------------------------       -----------------------------------
Name: ++                                  Name: Gil Haver
Title: ++                                 Title: CFO
Date: 13/9/05                             Date:
                                                --------------------------------

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                                    EXHIBIT A

                                   COMMITMENTS

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EXHIBIT A: COMMITMENTS

ALUMINIUM PLATES ALLOCATIONS

                                      2005

                                       TOTAL LBS   JANUARY 05  FEBRUARY 05   MARCH 05        APRIL 05        MAY 05     JUNE 05
                                       ---------  -----------  -----------  -----------  ----------------  -----------  --------

++                     ALLOCATED         630,000       70,000       70,000       70,000            70,000       70,000   70,000
                       ACTUAL ORDERED    679,509       40,286       72,500       68,030           135,418       83,960   70,700
                       ORDER NO                        M-4326       M-4326       M-4326  M-4328/4805/4883  M-4806/4918   M-4809
++                     ALLOCATED         665,000       70,000       35,000       70,000            35,000       70,000   70,000
                       ACTUAL ORDERED    686,720       57,990       71,650       63,050            61,070       71,900   60,210
                       ORDER NO                        M-4327       M-4721       M-4807            M-4808       M-5048   M-5049
++                     ALLOCATED         216,700       24,600       13,800       77,900            59,600       40,800
                       ACTUAL ORDERED    216,700       24,600       13,800       77,900            59,600       40,800
                       ORDER NO                   M-3819-5115      M-DIV..       M-3819            M-3819       M-3819
++                     ALLOCATED         300,000
                       ACTUAL ORDERED    300,000
                       ORDER NO
++                     ALLOCATED          65,500                     7,000                         58,500
                       ACTUAL ORDERED     65,500                     7,000                         58,500
                       ORDER NO                                M-5190-5222                    M-5050-5224
++                     ALLOCATED          62,500       15,300                                      14,200
                       ACTUAL ORDERED     62,500       15,300                                      14,200
                       ORDER NO                        M-4775                                      M-4893
++                     ALLOCATED         123,700        8,300                    18,600                         19,800
                       ACTUAL ORDERED    123,700        8,300                    18,600                         19,800
                       ORDER NO                        M-5106               M-5106-5300                         M-5106
++                     ALLOCATED         150,000
                       ACTUAL ORDERED    120,000
                       ORDER NO
++                     ALLOCATED         120,000
                       ACTUAL ORDERED    120,000
                       ORDER NO
++                     ALLOCATED         700,000                                                  100,000       50,000  100,000
                       ACTUAL ORDERED    550,000                                                  100,000       50,000  100,000
                       ORDER NO
                                       ---------
TOTAL                  ALLOCATED       3,033,400
                                       ---------
                       ACTUAL ORDERED  2,924,629
                                       =========

                                       JULY 05  AUGUST 06  SEPTEMBER 05  OCTOBER 05  NOVEMBER 05  DECEMBER 05
                                       -------  ---------  ------------  ----------  -----------  -----------

++                     ALLOCATED        70,000    70,000      70,000
                       ACTUAL ORDERED   65,365    70,500      72,750         *           *             *
                       ORDER NO         M-4810    M-5109      M-5110
++                     ALLOCATED        70,000    35,000      70,000       35,000      70,000       35,000
                       ACTUAL ORDERED   65,960    63,930      65,960                   70,000       35,000
                       ORDER NO         M-5164    M-5165      M-5166                    M1457        M1457
++                     ALLOCATED
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED        50,000    50,000      50,000       50,000      50,000       50,000
                       ACTUAL ORDERED   50,000    50,000      50,000       50,000      50,000       50,000
                       ORDER NO         M-5051    M-5180      M-5181       M-5404      M-5846       M-5846
++                     ALLOCATED
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED        33,000
                       ACTUAL ORDERED   33,000
                       ORDER NO         M-5455
++                     ALLOCATED        14,000                             21,000      21,000       21,000
                       ACTUAL ORDERED   14,000                             21,000      21,000       21,000
                       ORDER NO         M-5145                             M-5254      M-5845       M-5845
++                     ALLOCATED                  30,000      30,000       30,000      30,000       30,000
                       ACTUAL ORDERED             30,000      30,000       30,000      30,000
                       ORDER NO                   M-5500      M-5500       M-5847      M-5847
++                     ALLOCATED                  24,000      24,000       24,000      24,000       24,000
                       ACTUAL ORDERED             24,000      24,000       24,000      24,000       24,000
                       ORDER NO                   M-5742      M-5848       M-5848      M-5848       M-5848
++                     ALLOCATED        50,000   100,000      50,000      100,000      50,000      100,000
                      ACTUAL ORDERED   50,000   100,000      50,000      100,000
                       ORDER NO
TOTAL                  ALLOCATED
                       ACTUAL ORDERED

* = SWAPS FOR 7150 PLATES
ALL QUANTITIES ARE APPROXIMATE ONES!                                  04.09.2005

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 1 of 2

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EXHIBIT A: COMMITMENTS

ALUMINIUM PLATES ALLOCATIONS

                                      2006

                                       TOTAL LBS  JANUARY 06  FEBRUARY 06  MARCH 06  APRIL 06  MAY 06  JUNE 06  JULY 06  AUGUST 06
                                       ---------  ----------  -----------  --------  --------  ------  -------  -------  ---------

++                     ALLOCATED         840,000    70,000       70,000     70,000     70,000  70,000   70,000   70,000    70,000
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED         700,200    58,350       58,350     58,350     58,350  58,350   58,350   58,350    58,350
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED         570,000                            55,000                      55,000
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED         220,000                                                                          110,000
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED         300,000    50,000       50,000     50,000     50,000  50,000   50,000
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED         252,000    21,000       21,000     21,000     21,000  21,000   21,000   21,000    21,000
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED         360,000    30,000       30,000     30,000     30,000  30,000   30,000   30,000    30,000
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED          72,000    24,000       24,000     24,000
                       ACTUAL ORDERED          0
                       ORDER NO
++                     ALLOCATED         900,000    50,000      100,000     50,000    100,000  50,000  100,000   50,000   100,000
                       ACTUAL ORDERED          0
                       ORDER NO
                                       ---------
TOTAL                  ALLOCATED       4,214,200
                                       ---------
                       ACTUAL ORDERED          0
                                       =========

                                       SEPTEMBER O6  OCTOBER 06  NOVEMBER 06  DECEMBER 06
                                       ------------  ----------  -----------  -----------

++                     ALLOCATED          70,000       70,000      70,000       70,000
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED          58,350       58,350      58,350       58,350
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED         230,000                               230,000
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED                                               110,000
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED          21,000       21,000      21,000       21,000
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED          30,000       30,000      30,000       30,000
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED
                       ACTUAL ORDERED
                       ORDER NO
++                     ALLOCATED          50,000      100,000      50,000      100,000
                       ACTUAL ORDERED
                       ORDER NO

TOTAL                  ALLOCATED

                       ACTUAL ORDERED

* = SWAPS FOR 7150 PLATS
ALL QUANTITIES ARE APPROXIMATE ONES!                                  04.09.2005

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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